Principal Funds, Inc.
Supplement dated April 12, 2024
to the Prospectus and Statement of Additional Information
both dated March 1, 2024
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus for the Diversified International Fund.

SUMMARY FOR DIVERSIFIED INTERNATIONAL FUND
On July 31, 2024, in the Investment Advisor and Portfolio Managers section, delete the bullet point for Juliet Cohn.

MANAGEMENT OF THE FUNDS
On July 31, 2024, under The Manager and Advisor, remove all references to Juliet Cohn.
The changes described below are being made to the Statement of Additional Information for the Diversified International Fund.

PORTFOLIO MANAGER DISCLOSURE
On July 31, 2024, in the Advisor: Principal Global Investors, LLC (Principal Equities Portfolio Managers) section, remove all references to Juliet Cohn.
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